CORPORATE PRESENTATION April 2012

FORWARD LOOKING STATEMENT

This presentation includes a number of forward-looking statements that reflect the current views of our management with respect to future events and financial performance. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate" and "continue," or similar words. Those statements include statements regarding our and members of our management team's intent, belief or current expectations as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Readers are urged to carefully review and consider the various disclosures made by us in these materials and our other reports filed with the U.S. Securities and Exchange Commission. These presentation materials should be read in conjunction with the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K, and with our "Consolidated Financial Statements" and notes thereto in our Annual Report on Form 10-K for the year ended January 31, 2012. Important factors currently known to our management could cause actual results to differ materially from those in forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. We believe that these assumptions are based upon reasonable data derived from and known about our business and operations. No assurances are made that actual results of operations or the results of our future activities will not differ materially from these assumptions. Factors that could cause differences include, but are not limited to, history of losses, uncertainty of drilling results, inability to acquire additional leasehold interests or other oil and natural gas properties, inability to manage growth in our business, inability to control properties we do not operate, inability to protect against certain liabilities associated with our properties, lack of diversification, substantial capital requirements and limited access to additional capital, competition in the oil and natural gas industry, global financial conditions, oil and natural gas realized prices, seasonal weather conditions, marketing and distribution of oil and natural gas, the influence of our significant stockholders, government regulation of the oil and natural gas industry, potential regulation affecting hydraulic fracturing, environmental regulations, including climate change regulations, uninsured or underinsured risks, aboriginal claims, defects in title to our oil and natural gas interests, material weakness in our internal accounting controls, and foreign currency exchange risks.

Prior to 2010, the SEC generally permitted oil and gas companies, in their filings, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits the optional disclosure of probable and possible reserves. We use the terms "estimated ultimately recoverable," or EUR, "resource potential," "recoverable reserves" or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit us from including in filings with the SEC. Estimates of resource potential, recoverable reserves or estimated ultimately recoverable amounts do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. The methodology for resource potential, recoverable reserves or estimated ultimately recoverable amounts may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC's guidelines for estimating probable and possible reserves.

Furthermore, the forward-looking statements contained in this presentation are made as of the date hereof, and we undertake no obligation, except as required by applicable securities legislation, to update publicly or to revise any of the included forward looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained herein are expressly qualified by this cautionary statement.

TRIANGLE PETROLEUM CORPORATION

TRIANGLE HIGHLIGHTS

TRIANGLE OVERVIEW

TRIANGLE HIGHLIGHTS



- Focused on shareholder returns through execution of a 3 - 5 year growth strategy
- Completion operations on first 4 - 5 operated wells beginning in one week
- Significant forecasted production growth in CY2012
- Growing operated inventory
  - Recently added 45 gross McKenzie County core operated drilling locations
- Currently operating a 2 rig program with a $98MM drilling CAPEX budget for FY2013
- Current operations team capable of managing 4 - 6 rigs with minimal head count additions
- RockPile Energy Services scheduled to begin pumping operations July 1st
- Strong balance sheet with ~$69MM in cash and no debt as of January 31, 2012
  - Recently closed $300MM credit facility, $10MM undrawn borrowing base, with Wells Fargo
- Oil-focused Bakken player with ~83,00 net acres, 54% operated

4

TRIANGLE
PETROLEUM CORPORATION

TRIANGLE HIGHLIGHTS

TRIANGLE TEAM

TITLE	PERSONNEL	PRIOR EXPERIENCE
EXECUTIVE CHAIRMAN	Dr. Peter Hill	▪ Dr. Peter Hill has been Director and Chief Executive Officer of Triangle since December 2009. Dr. Hill has over 39 years of experience in the international oil & gas industry, having begun his career in 1972 with British Petroleum. He spent 22 years in senior positions at British Petroleum, including that of Chief Geologist, Chief of Staff for BP Exploration, President of BP Venezuela and Regional Director for Central and South America. Dr. Hill has worked as President and Chief Executive Officer - Harvest Natural Resources Inc. (2000-2005), Director / Chairman - Austral Pacific Energy Ltd. (2006-2008), as an independent advisor to Palo Alto Investors, LLC, a hedge fund founded in 1989 (2008-2009) and as Non-Executive Chairman - Toreador Resources Corporation (2009 to July 2011). Dr. Hill has a BSc with Honors in Geology as well as a PhD.
PRESIDENT AND CHIEF EXECUTIVE OFFICER	Jonathan Samuels	▪ Jonathan Samuels has been Director, President and Chief Financial Officer of Triangle since December 2009. Mr. Samuels became President of Triangle in July of 2011. Prior to joining Triangle, Mr. Samuels was an investment professional at Palo Alto Investors, LLC. At the California-based hedge fund, Mr. Samuels was responsible for research and investment sourcing in the energy sector. Mr. Samuels received his BA from the University of California and an MBA at the Wharton School of The University of Pennsylvania. He is a CFA Charterholder.
CHIEF FINANCIAL OFFICER & PRINCIPAL ACCOUNTING OFFICER	Joseph Feiten	▪ Most recently with: Hess Corporation ▪ Experience: 37 years, has served as Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer of two publicly trading E&P companies: American Oil & Gas Inc. and Tipperary Corporation; co-authored the 4th (1996) and 5th (2000) editions of Petroleum Accounting Principles, Procedures, & Issues ▪ Education: BSBA in Accounting and MBA from the University of Denver
HEAD OF CORPORATE FINANCE GROUP	Justin Bliffen	▪ Most recently with: Goldman Sachs ▪ Experience: Goldman Sachs for three years as a Vice President trader on the Crude Oil Derivatives Portfolio; prior to Goldman, Naval Officer and Navy SEAL for eight years ▪ Education: BS in Systems Engineering from the United States Naval Academy and an MBA, Major in Finance, from the Wharton School of The University of Pennsylvania
SUBSURFACE MANAGER	Kim Perez	▪ Most recently with: EOG Resources, Inc. ▪ Experience: 30 years, conducted research and developed drillable prospects in the Williston Basin as well as in the Green River Basin, Uinta Basin, Central Montana, Paradox Basin, Las Animas Arch and Southwestern Nebraska; mapped and developed the Three Forks play in the Williston Basin and was responsible for well site geology ▪ Education: MS in Geology from the University of Wyoming
OPERATIONS MANAGER	John Whittington	▪ Most recently with: EOG Resources, Inc. ▪ Experience: 23 years, drilling, completions and production operations; developing the Barnett Shale during its earlier horizontal development stages; exploiting EOG's horizontal Bakken and Three Forks positions in the Williston Basin ▪ Education: PE degree from the New Mexico Institute of Mining and Technology
VICE PRESIDENT – LAND	Don Schroeder	▪ Most recently with: American Oil & Gas, Inc.. ▪ Experience: 33 years, petroleum landman with Amoco Production Company; management and executive positions with various E&P companies in Denver, Calgary and Russia ▪ Education: BBA in Petroleum Land Management from The University of Texas and MBA from the University of Denver

5

TRIANGLE PETROLEUM CORPORATION

Sheridan Daniels Divide Burke Williams Roosevelt Mountrail Richland McKenzie Dunn Billings Stark Dawson Wibaux Prairie Valley Golden Montana North Dakota Zone: KRP-BAKKEN - CUM_OIL [KRP] IS PRESENT PETRA 4/12/2012 1:14:49 PM As of April 14, 2012, Triangle holds a balanced portfolio of ~83,000 net acres in the core of the Bakken Continuous Oil Play T RIANGLE H IGHLIGHTS ACREAGE POSITION 6 Source: Triangle Petroleum Corporation, 2012. (1) Control assumes 30% or greater working interest. (2) Based on 6 wells per unit. (3) Based on 8 wells per unit. Station Prospect ~51,000 acres in Montana Operated Units: 54 (1) Operated Locations: 324 (2) Core Area ~32,000 acres in North Dakota and Eastern Montana O perated Units: 24 O perated Locations: 192 (3) Non - operated Units: 119 N on - operated Locations: 952 (3) Recently sold 7% of the Station Prospect at $750/acre

OPERATED PROGRAM

O PERATED P ROGRAM CORE AREA – RECENT DEVELOPMENTS 8 Source: Triangle Petroleum Corporation, 2012. 16 ▪ As of April 14, 2012, Triangle has successfully drilled three wells; currently drilling lateral portion of 4 th well ▪ Dwyer 150 - 101 - 21 - 16 - 1H ▪ Spud to TD: 62 days ▪ Larson 149 - 100 - 9 - 4 - 1H ▪ Spud to TD: 35 days ▪ Gullickson 150 - 101 - 36 - 25 - 3H ▪ Spud to TD: 32 days ▪ Gullickson 150 - 101 - 36 - 25 - 1H ▪ Spud to TD: TBD ▪ Average non - operated wells in core a rea estimated spud to TD is 34 days 1 2 3 4 Pad wells, batch drilled

O PERATED P ROGRAM COMPLETIONS DESIGN 9 ▪ Starting April 23 rd , Triangle plans to complete two standalone wells (the Dwyer and the Larson ) and one multi - well pad (the Gullickson Trust unit ) ▪ All wells are Middle Bakken targets ▪ Completion design consists of the plug and perf configuration ▪ Standalone wells will take six to seven days to complete; the multi - well pad will take 10 days altogether (via zipper frac’ing ) Well Proppant Type ▪ Dwyer 150 - 101 - 21 - 16 - 1H ▪ 75 percent natural white sand / 25 percent ceramic ▪ Larson 149 - 100 - 9 - 4 - 1H ▪ 100 percent ceramic ▪ Gullickson 150 - 101 - 36 - 25 - 3H ▪ 75 percent natural white sand / 25 percent ceramic ▪ Gullickson 150 - 101 - 36 - 25 - 1H ▪ 100 percent ceramic Operated well results expected Mid - to late - June

CORE AREA – OFFSET ACTIVITY

OPERATED PROGRAM


McKenzie
DSU
LEASES
Sections
Township/Range
County

#	Well Name	IP Date	#	Well Name	IP Date
1	Norfolk		29	Drovdal	11-Jun-11
2	Loomer	15-Jul-11	30	Holm	20-Aug-11
3	Koala	16-Apr-11	31	Wilson	14-May-11
4	Koala	10-Apr-11	32	Sergeant Major	21-Jul-09
5	Stenberg	30-Sep-11	33	Staal	5-Feb-11
6	Lawlar	22-Jun-11	34	Staal	
7	Lawlar		35	Johnson	22-May-11
8	Lawlar	4-Sep-11	36	Syverson	4-Oct-11
9	Loomer	26-Oct-11	37	Sawfish	25-Sep-10
10	Loomer	20-Oct-11	38	Barracuda	18-May-11
11	Gabeid	23-Nov-11	39	Manta Ray	5-Mar-10
12	Koala	26-Jul-11	40	Rovelstad	17-Jun-11
13	Koala	23-Jul-11	41	Cyclone	2-Aug-11
14	Jaynes	26-Jun-11	42	Sevig	
15	Leiseth	4-Sep-11	43	Arnegard	22-Jun-11
16	Hovde		44	Skedsvold	
17	Lloyd 34-3	6-Jan-11	45	Focht	26-Aug-10
18	Bradley Mark	17-Dec-11	46	Link	26-Jul-11
19	Arnegard State		47	Johnson	27-Jul-11
20	Bratcher 10-3	17-Dec-10	48	Johnson	
21	Raymond 17-20	3-Aug-11	49	Kummer	6-Aug-11
22	Brostuen	22-Dec-10	50	Mcgregor	19-Sep-11
23	Papineau 17-20	7-Mar-10	51	Gudmunsen	
24	Tattu	7-Apr-11	52	Stenseth Helga	15-Dec-11
25	Mrachek 22-15	26-Sep-11	53	Moran	22-Jan-12
26	Pesek	10-Jul-11	54	Wahlstrom	28-Feb-11
27	Tjelde 29-32	21-May-10	55	Koufax	21-Nov-11
28	Johnsrud	23-May-11	56	Crossbow	5-Dec-11
			57	Haugen	

Nearby Offsets

Visible and Significant Offset Activity in Triangle's Core Area

10

TRIANGLE PETROLEUM CORPORATION

O PERATED P ROGRAM 160N 99W 160N 96W 160N 95W 160N 98W 160N 97W 33N 57E 33N 58E SIGNIFICANT INVENTORY OF DE - RISKED OPERATED LOCATIONS 11 Source: Triangle Petroleum Corporation, 2012. 159N 103W 159N 100W 159N 99W 159N 102W 159N 101W 159N 98W 159N 97W 159N 95W 159N 96W 32N 58E 32N 59E 158N 103W 158N 100W 158N 101W 158N 102W 158N 99W 158N 98W 158N 97W 158N 96W 158N 95W 31N 58E 31N 59E 157N 103W 157N 102W 157N 101W 157N 100W 157N 99W 157N 98W 157N 97W 157N 95W 157N 96W 30N 59E 30N 58E 156N 104W 156N 103W 156N 102W 156N 101W 156N 100W 156N 99W 156N 97W 156N 95W 156N 96W 156N 98W 29N 58E 29N 59E 155N 104W 155N 103W 155N 102W 155N 101W 155N 99W 155N 100W 155N 98W 155N 97W 155N 96W 155N 95W 28N 58E 28N 59E 154N 104W 154N 103W 154N 102W 154N 99W 154N 100W 154N 98W 154N 101W 154N 97W 154N 95W 154N 96W 27N 58E 27N 59E 153N 104W 153N 102W 153N 103W 153N 100W 153N 99W 153N 98W 153N 97W 153N 101W 153N 96W 153N 95W 26N 58E 26N 59E 152N 103W 152N 104W 152N 100W 152N 99W 152N 102W 152N 101W 152N 98W 152N 97W 152N 96W 152N 95W 25N 59E 25N 58E 151N 101W 151N 103W 151N 102W 151N 104W 151N 100W 151N 99W 151N 98W 151N 97W 151N 96W 151N 95W 24N 60E 24N 59E 150N 101W 150N 103W 150N 102W 150N 104W 150N 100W 150N 99W 150N 98W 150N 97W 150N 96W 150N 95W 23N 60E 23N 59E 149N 104W 149N 102W 149N 103W 149N 101W 149N 100W 149N 99W 149N 98W 149N 97W 149N 96W 149N 95W 22N 59E 22N 60E 148N 104W 148N 103W 148N 105W 148N 102W 148N 101W 148N 100W 148N 99W 148N 96W 148N 98W 148N 97W 148N 95W 21N 60E 21N 59E 147N 105W 147N 104W 147N 103W 147N 102W 147N 96W 147N 95W 147N 100W 147N 97W 147N 101W 147N 99W 147N 98W 20N 60E 146N 105W 146N 104W 146N 103W 146N 102W 146N 96W 146N 95W 146N 97W 146N 99W 146N 98W 146N 100W 146N 101W 19N 60E 145N 105W 145N 104W 145N 103W 145N 102W 145N 96W 145N 97W 145N 95W 145N 98W 145N 101W 145N 100W 145N 99W 18N 60E 144N 105W 144N 104W 144N 103W Williams McKenzie PETRA 1/3/2012 10:21:23 AM 5 6 11 9 1 3 10 2 4 7 18 15 14 12 19 17 16 As of 4/14/2012, a Total of 45 Applications for Permit to Drill Approved as of 4/14/2012 - 17 Permits: 1 Dwyer 150-101-21-16-1H 2 Larson 149-101-9-4-1H through 4H 3 Gullickson Trust 150-101-36-25-1H through 4H 4 Fredrick James 149-101-3-10-1H 5 Larsen 157-101-21-16-1H 6 Larsen 157-101-28-33-1H 7 Triangle 149-101-1-12-1H through 4H 8 State 154-102-25-36-1H Submitted / pending NDIC approval as of 4/14/2012 - 28 Permits: 7 State 154-102-25-36-2H through 4H 8 Steen 149-101-13-24-1H through 4H 9 Wilder 154-101-1-12-1H through 4H 10Skedsvold Trust 151-101-33-29-1H through 4H 11Dwyer 149-101-2-11-1H through 4H 12Smith 155-101-25-36-1H through 4H 13Kittleson 157-103-32-29-1H 14Joy State 156-104-1H 15Sveet 156-104-2-3-1H 16Sanders 150-101-3-10-1H 17Lewis 150-101-25-1 SWD

ROCKPILE ENERGY SERVICES, LLC

ROCKPILE ENERGY SERVICES, LLC

SUMMARY OVERVIEW

- RockPile Energy Services, LLC ("RockPile") is a 83% owned subsidiary of Triangle Petroleum Corporation ("Triangle") focused on providing pressure pumping and ancillary services in the Williston Basin
- Complete Management Team in place consisting of 17 professionals who bring significant pressure pumping and Williston Basin experience
- RockPile anticipates the commencement of its pressure pumping operations July 1, 2012
- RockPile will seek third party customers as it expands operations and will consider additional pressure pumping spreads based on customer demand and sourcing additional capital
- Triangle anticipates implied cost savings of approximately $1MM per well


RockPile



13

TRIANGLE
PETROLEUM CORPORATION

FINANCIAL OVERVIEW

0 500 1,000 1,500 2,000 2,500 3,000 3,500 FYQ1'13E FYQ2'13E FYQ3'13E FYQ4'13E 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 Q1'13E Q2'13E Q3'13E Q4'13E Operated Wells Non-operated Wells F INANCIAL O VERVIEW AS OF APRIL 14, 2012 PRODUCTION PROFILE 15 Current Position CUMULATIVE NET WELLS Note: Dollars in U.S. millions. Charts assume 1 - rig program, 2 rigs running between April and July. 12.1 cumulative net wells by year - end FY2013 Exit Rate ~2,600 – ~3,200 Boe/d (April ’12 ) (July ’12 ) ( October ’12 ) ( January ‘ 13 ) Current Capitalization Share Price $6.15 Fully Diluted Shares Outstanding 43.3 Market Capitalization $266.2 Total Debt $0.0 Total Cash (as of January 31, 2012) $69.6 Total Enterprise Value $196.7 Total Acreage 83,000 TEV / Acres $2,369.5 Current Commitments: No hedges RockPile contractural obligations

F INANCIAL O VERVIEW 16 BUDGET DETAIL FY2013 Capital Budget BUDGET ALLOCATION Note: Dollars in U.S. millions. 52% 23% 8% 11% 6% 1-Rig Operated Drilling Program Non-Operated Drilling Program Land Spend Infrastructure Cash G&A Expected Expenses FY2013 Budget 1-Rig Operated Drilling Program $68 Non-Operated Drilling Program $30 Land Spend $10 Infrastructure $15 Cash G&A $8 Total Budget $131 $300MM credit facility with $10MM undrawn borrowing base

KEY INVESTMENT CONSIDERATIONS

TRIANGLE HIGHLIGHTS

TRIANGLE OVERVIEW



- Focused on shareholder returns through execution of a 3 - 5 year growth strategy
- Completion operations on first 4 - 5 operated wells beginning in one week
- Significant forecasted production growth in CY2012
- Growing operated inventory
  - Recently added 45 gross McKenzie County core operated drilling locations
- Currently operating a 2 rig program with a $98MM drilling CAPEX budget for FY2013
- Current operations team capable of managing 4 - 6 rigs with minimal head count additions
- RockPile Energy Services scheduled to begin pumping operations July 1st
- Strong balance sheet with ~$69MM in cash and no debt as of January 31, 2012
  - Recently closed $300MM credit facility, $10MM undrawn borrowing base, with Wells Fargo
- Oil-focused Bakken player with ~83,00 net acres, 54% operated

18

TRIANGLE PETROLEUM CORPORATION